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    As filed with the Securities and Exchange Commission on February 26, 2003

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 25, 2003


                      METROMEDIA INTERNATIONAL GROUP, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-5706                  58-0971455
-----------------------------       ------------          ---------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)

505 PARK AVENUE, 21ST FLOOR, NEW YORK, NEW YORK                 10022
-----------------------------------------------              ---------
    (Address of principal executive offices)                 (Zip Code)

    Registrant's telephone number, including area code:     (212) 527-3800
                                                           ----------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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                                                                               2


ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 25, 2003, Metromedia International Group, Inc. announced that Mark Hauf has been appointed as the new Chairman, Chief Executive Officer and President of Metromedia International Group, Inc.

         The press release announcing Mr. Hauf's appointment is attached as
Exhibit 99.1 and is incorporated by reference.

ITEM   7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c) Exhibits

           99.1 Press Release of Metromedia International Group, Inc., dated February 25, 2003.



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                                                                             3
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             METROMEDIA INTERNATIONAL GROUP, INC.


                             By: /S/ HAROLD F. PYLE, III
                                 ------------------------
                                 Name: Harold F. Pyle, III
                                 Title: Senior Vice President, Chief Financial
                                        Officer and Treasurer

Date: February 26, 2003


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                                                                             4

                                  EXHIBIT INDEX

      EXHIBIT            DESCRIPTION
      -------            -----------

       99.1 Press Release of Metromedia International Group, Inc. dated February 25, 2003.